UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 8/4/2006

Owens Corning

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 1-3660

DE	34-4323452
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Owens Corning Parkway, Toledo, OH 43659

(Address of Principal Executive Offices, Including Zip Code)

419-248-8000

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 8.01 Other Events.

Owens Corning is filing this Current Report on Form 8-K in order to recast, as required, the information contained in Owens Corning’s Annual Report on Form 10-K for the year ended December 31, 2005 in order to conform to the presentation of a change in the reportable segments presented by Owens Corning in its Form 10-Q for the quarterly period ended June 30, 2006.

In its Annual Report on Form 10-K for the year ended December 31, 2005, Owens Corning reported financial information for two segments based on its two general product categories: building materials and composites. Owens Corning recently determined that, commencing with its fiscal quarter ended June 30, 2006, it will present information with respect to its building materials product category as three reportable business segments – “Insulating Systems”, “Roofing and Asphalt”, and “Other Building Materials and Services”. Owens Corning’s composites product category will continue to be presented as a single reportable segment – “Composite Solutions”. Accordingly, information presented in Item 7 – “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in Item 8 – “Financial Statements and Supplementary Data” of Owens Corning’s Annual Report on Form 10-K for the year ended December 31, 2005 is being recast in this Current Report on Form 8-K, for all periods presented in such Annual Report on Form 10-K, to conform to the above described changes in reportable segments presented. Changes reflected in such recast include:

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations. The discussion of Owens Corning’s results of operations by segment has been recast to include information relating to the Insulating Systems segment, the Roofing and Asphalt segment, the Other Building Materials and Services segment, and the Composite Solutions segment for all periods presented.

•	Financial Statements.

-	Footnote 3, entitled “Segment Data”, and Footnote 7, entitled “Goodwill”, of Owens Corning and subsidiaries consolidated financial statements have been recast to include the “Insulating Systems”, “Roofing and Asphalt”, “Other Building Materials and Services”, and “Composite Solutions” segments for all periods presented.

-	The Report of Independent Registered Public Accounting Firm has been updated to cover recast Footnotes 3 and 7.

Information included in Owens Corning’s Annual Report on Form 10-K for the year ended December 31, 2005 was recast solely to effect the re-presentation described above and no attempt has been made to update that information or other information presented in the Annual Report on Form 10-K to reflect other subsequent events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Financial Statements and Supplementary Data

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Owens Corning

Date: August 4, 2006	By:	/s/ Stephen K. Krull
Stephen K. Krull
Senior Vice President, General Counsel
and Secretary

Exhibit Index

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Financial Statements and Supplementary Data